Exhibit 99.1

Office of the United States Trustee

DEBTOR IN POSSESSION OPERATING REPORT

Report Number:	5
For the Period FROM:	03/1/2002
TO:	03/31/2002

In re:

     The Kushner-Locke Company

Chapter 11

Case No. LA 01-44828-SB (Administratively Consolidated with Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

1	Profit and Loss Statement (Accrual Basis Only)

A. Related to Business Operations
Gross Sales		$—

Costs Related to Revenues (Film Cost Amortization)		—

Gross Profit			—

Less: Operating Expenses
Officer Compensation	—

Salaries and Wages — Other Employees	5,452

Total Salaries and Wages		5,452

Employee Benefits and Pensions		—

Employer Payroll Taxes/Fees	—

Other Taxes	—

Total Taxes		—

Rent and Lease Expense (including parking)	8,996

Distribution/Delivery Expenses	90

Interest Expense	—

Insurance

Automobile Expense/Mileage	136

Utilities (incl. Phone, phone equipment, internet)	7,887

Depreciation and Amortization	—

Business Equipment Leases

Business Expense reimbursement	132

Storage Expense	6,212

Supplies, Office Expenses, Photocopies, etc.

Bad Debts	—

Miscellaneous Operating Expenses	476

Total Operating Expenses		29,381

Net Gain/Loss from Business Operations			(29,381)

B. Not related to Business Operations
Income
Interest Income		546

Other Non-Operating Revenues		—

Gross Proceeds on Sale of Assets	—

Less: Original Cost of Assets plus expenses of sale	—

Net Gain/Loss on Sale of Assets		—

Total Non-Operating Income			546

Expenses Not Related to Business Operations
Legal and Professional Service Fees (Covered by prepetition retainer)		—

Other Non-Operating Expenses (Board/Trustee fees)		5,418

Total Non-Operating Expenses			5,418

NET INCOME/(LOSS) FOR PERIOD			$(34,252)

DEBTOR IN POSSESSION OPERATING REPORT NO: 2

2	Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

	Accounts	Accounts
	Payable	Receivable

Current Under 30 days		—

Overdue 31-60 days	—	—

Overdue 61-90 days	—

Overdue 91-120 days	—	91,250

Overdue Over 121 days	—	7,542,934

Due in the Future	—	4,032,400

TOTAL	—	11,666,584

3	Statement of Status of Payments to Secured Creditors and Lessors:

     No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4	Tax Liability

     No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5	Insurance Coverage

	Carrier/	Amount of	Policy	Premium Paid
	Agent Name	Coverage	Expiration Date	Through Date

Worker’s Compensation (RENEWED 1/11/02)	St. Paul	1,000,000	01/14/2003	01/14/2003
Commercial Property (RENEWED)	St. Paul	2,000,000	02/14/2003	02/14/2003
Commercial Umbrella	St. Paul	10,000,000	02/14/2002	02/14/2002
Guild Travel Accident Coverage	Hartford	500,000	02/14/2002	02/14/2002
Crime/Fiduciary Liability	Federal	1,000,000	02/14/2002	02/14/2002
Foreign GL & WC	ACE American	1,000,000	02/14/2002	02/14/2002
Errors & Omissions — Productions	AIG	6,000,000	03/03/2002	03/03/2002
Errors & Omissions — Library (RENEWED)	St. Paul	3,000,000	03/03/2003	03/03/2003
Directors and Officers	Nat'l Union	10,000,000	08/21/2002	08/21/2002
Employment Pracices Liability	Nat'l Union	5,000,000	10/31/2002	10/31/2002
Life, Peter Locke: (Beneficiary: Company)	Jefferson	5,000,000	02/14/2002	02/14/2002
Life, Donald Kushner: (Beneficiary: Company)	Lincoln	5,000,000	02/14/2002	02/14/2002

6	Questions:

A.	Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

              [   ] Yes

              [X] No

              Explain:

B.	Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

              [   ] Yes

              [X] No

              Explain:

7	Statement on Unpaid Professional Fees (Postpetition Amounts Only)

     Total unpaid post-petition Professional Fees during the reporting period: $292,823

8	Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

     None.

9	Quarterly Fees:

Paid	Quarterly Fee

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession